SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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MIKOHN GAMING CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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PROGRESSIVE GAMING INTERNATIONAL CORPORATION

920 Pilot Road

Las Vegas, Nevada 89119

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 22, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation, a Nevada corporation (the “Company”). The meeting will be held on Wednesday, June 22, 2005 at 9:00 a.m. local time at the Company’s executive offices located at 920 Pilot Road, Las Vegas, Nevada 89119 for the following purposes:

1.	To elect two Class 1 directors to hold office until the 2008 Annual Meeting of Stockholders.

2.	To approve and adopt the Company’s 2005 Equity Incentive Plan.

3.	To approve the Company’s Director Stock Option Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 200,000 shares.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is May 24, 2005. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

Michael A. Sicuro

Secretary

Las Vegas, Nevada

May 2, 2005

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

920 Pilot Road

Las Vegas, Nevada 89119

PROXY STATEMENT

FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

June 22, 2005

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation (sometimes referred to as the “Company” or “Progressive”) is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

This proxy statement and the enclosed proxy card will be mailed to stockholders of record entitled to vote at the annual meeting beginning on or about May 27, 2005.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on May 24, 2005 will be entitled to vote at the annual meeting. On April 29, 2005, there were 22,952,982 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on May 24, 2005 your shares were registered directly in your name with our transfer agent, US Stock Transfer Corporation, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 24, 2005 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of two Class 1 directors;

•	Approval and adoption of the Company’s 2005 Equity Incentive Plan; and

•	Proposed amendment to the Company’s Director Option Plan to increase the aggregate number of shares of common stock authorized for issuance under the plan by 200,000 shares.

How do I vote?

You may either vote “FOR” all the nominees to the Board of Directors or you may “WITHHOLD” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting, revoke your proxy and vote in person even if you have already returned your signed proxy.

➢	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

➢	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Progressive. Simply complete and mail the proxy card pursuant to these instructions to ensure that your vote is counted.

To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of May 24, 2005.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of all two nominees for director, “FOR” the approval and adoption of the Company’s 2005 Equity Incentive Plan, and “For” the amendment to the Company’s Director Stock Option Plan. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

➢	You may submit another properly completed and signed proxy card with a later date in accordance with the instructions provided in this proxy statement or provided by your broker or similar organization.

➢	You may send a written notice that you are revoking your proxy to Progressive’s Secretary at 920 Pilot Road, Las Vegas, Nevada 89119.

➢	You may attend the annual meeting, revoke the proxy you submitted earlier in writing and vote in person. Simply attending the meeting or voting in person at the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by January 25, 2006, to Corporate Secretary, Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada 89119. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director, you must do so by setting forth such proposal in writing and filing it with our Corporate Secretary on or before April 10, 2006. You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “WITHHOLD” and, with respect to proposals other than the election of directors, “AGAINST” votes, abstentions and broker non-votes. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular proposal because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Abstentions and broker non-votes are counted towards the presence or absence of a quorum but will not be counted towards the affirmative vote total on any proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

How many votes are needed to approve each proposal?

➢	For the election of directors, the two nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or “WITHHELD” will affect the outcome.

➢	To be approved, Proposal No. 2, the approval and adoption of the Company’s 2005 Equity Incentive Plan, must receive a “FOR” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect.

➢	To be approved, Proposal No. 3, the amendment to the Company’s Director Stock Option Plan, must receive a “FOR” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “ABSTAIN” from voting, it will have the same effect as an “AGAINST” vote. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On April 29, 2005, there were 22,952,982 shares of common stock outstanding and entitled to vote. Thus approximately 11,476,492 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s quarterly report on Form 10-Q for the second quarter of 2005.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors (the “Board”) is comprised of six members divided among three classes, as follows:

Class 1 -	The Class 1 directors are Peter G. Boynton and Russel H. McMeekin. They are serving terms that expire at our 2005 annual meeting and are up for re-election at the 2005 annual meeting to serve three-year terms scheduled to expire at our 2008 annual meeting.

Class 2 -	The Class 2 directors are James E. Meyer and Douglas M. Todoroff. They are serving three-year terms that expire at our 2006 annual meeting.

Class 3 -	The Class 3 directors are Terrance W. Oliver and Rick L. Smith. They are serving three-year terms that expire at our 2007 annual meeting.

Each of the nominees listed below is currently a director of the Company who was previously elected by the stockholders. It is the Company’s policy to encourage nominees for director to attend the Annual Meeting. All of the nominees for election as directors at the 2004 Annual Meeting of Stockholders attended the 2004 Annual Meeting of Stockholders. Except in cases of death, disability or resignation, directors serve until the end of their nominal terms or until their respective successors are elected and qualified, whichever is later. Should a vacancy occur prior to the annual meeting for any reason (none is anticipated), the named proxy will vote for a substitute nominee designated by our Board.

The following is a brief biography of each nominee and each director whose term will continue after the annual meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING

Peter G. Boynton

Mr. Boynton has served as a director of Progressive since June 2002. From 1979, Mr. Boynton served in successively more responsible capacities at Caesars Atlantic City and Caesars World, Inc., retiring as chairman and chief executive officer of Caesars World, Inc. in January 2000. He currently serves as chairman of our Board of Directors, having assumed that role in March 2003, a member of the Compensation Committee and the Nominating and Corporate Governance Committee of our Board of Directors.

Russel H. McMeekin

Mr. McMeekin joined Progressive in August 2002 as president and chief executive officer, and was appointed as a director in July 2004. From 2001 through the time he joined Progressive, he served as chief executive officer and president of ViaFone, Inc., a private venture funded wireless enterprise software company. From 1992 to 2001, Mr. McMeekin worked at Honeywell International in various capacities including president of e-business and president and general manager of Honeywell’s Hi-Spec Solutions business unit. From 1989 to 1992, he served as director of international business operations for SACDA, Inc., a process simulation software company.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING

Douglas M. Todoroff

Mr. Todoroff has served as a director of Progressive since December 1993. He has been president of Mercier Management Company since November 1993, was senior vice president-manager of commercial lending with Bank of America Nevada from 1992 to 1993 and was executive vice president and senior credit officer of its predecessor, Valley Bank of Nevada, from 1981 to 1992. He is chairman of the Compensation Committee and a member of the Audit Committee and the Mergers and Acquisitions Committee of our Board of Directors.

James E. Meyer

Mr. Meyer has served as a director since February 1999. Mr. Meyer is currently president of Aegis Ventures, Inc., a consulting firm that provides general management services to a variety of clients, and has also been President of Operations and Sales of Sirius Satellite Radio located in New York since May 2004. Mr. Meyer is also special advisor to the chairman of Thomson Multimedia as well as a director of Gemstar Development Corporation (NASDAQ: GMST) located in Hollywood, California and Equant located in Paris, France. From January 1997 through December 2001, Mr. Meyer served as senior executive vice president of Thomson Consumer Electronics, the world’s fourth largest manufacturer of consumer electronic products. Mr. Meyer served Thomson and its predecessor, General Electric Company, in numerous and successively more responsible capacities since 1985. Mr. Meyer is a member of the Compensation Committee of our Board of Directors.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2007 ANNUAL MEETING

Terrance W. Oliver

Mr. Oliver has been a director of Progressive since 1988, and served as chairman of our Board of Directors from 1988 to September 1993. Mr. Oliver served in various executive capacities at nine casino properties from 1973 to 1996, when he retired as chief operating officer of Fitzgeralds Gaming Corporation. He currently serves on the board of managers of Peninsula Gaming Partners, LLC, which operates the Diamond Jo Casino in Dubuque, Iowa, and the Evangeline Downs Racino in Opelousas, Louisiana. He also serves as a director of Liquid Salvation, Inc. Mr. Oliver serves as a member of the Audit Committee of our Board of Directors.

Rick L. Smith

Mr. Smith has served as a director of Progressive since June 2003. Mr. Smith has been an independent financial and executive consultant since October 2000. Mr. Smith has 18 years experience in software companies managing all aspects of operation, finance and administration. Prior to becoming an independent consultant, Mr. Smith was COO and CFO at Optum, Inc. He was at Optum from February 1998 to September 2000. Prior to this, Mr. Smith served as president of the US subsidiary of Frango, Inc., a Swedish financial application software company. Prior to Frango, Inc. Mr. Smith held the CFO position for Thru-Put Technologies, Openwave Systems (prior to their IPO), Datalogix International, Ross Systems, and Britton-Lee. Mr. Smith also worked three years as an auditor for Arthur Young & Co. from 1982 to 1985. Mr. Smith is the chairman of the Audit Committee of our Board of Directors and a member of the Nominating and Corporate Governance Committee and the Mergers and Acquisitions Committee of our Board of Directors. He is also a director of Citadon, a privately held software company.

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Progressive’s Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the Nasdaq, as in effect time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Progressive, its senior management and its independent auditors, the Board affirmatively has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards, except for Mr. McMeekin, the CEO of the Company, who is presently up for re-election as a director.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

As required under applicable Nasdaq listing standards, in fiscal 2004 the Company’s independent directors met 7 times in regularly scheduled executive sessions at which only independent directors were present. Persons interested in communicating with the independent directors with their concerns or issues may address correspondence to a particular director, or to the independent directors generally, in care of Progressive Gaming International Corporation at 920 Pilot Road, Las Vegas, Nevada 89119. If no particular director is named, letters will be forwarded, depending on the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.

The Board has four committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Mergers and Acquisitions Committee. The following table provides membership and meeting information for fiscal 2004 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance		Mergers and Acquisitions
Peter G. Boynton			X		X	*
James E. Meyer			X
Terrance W. Oliver	X
Rick L. Smith	X	*			X		X
Douglas M. Todoroff	X		X	*			X
Total meetings in fiscal year 2004	6		4		0	**	9

*	Committee Chairperson
**	During 2004, Nominating and Corporate Governance matters were addressed during regularly scheduled meetings of the Board.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to the Company.

AUDIT COMMITTEE

The Audit Committee of the Board of Directors oversees the Company’s corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; meets to review the company’s annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discusses with management and the independent auditors the results of the annual audit and the results of the Company’s annual and quarterly financial statements. Our Audit Committee charter is attached as Appendix A to our Proxy Statement for the 2003 Annual Meeting of Stockholders. Three directors comprise the Audit Committee: Rick L. Smith (Chair), Terrence W. Oliver and Douglas M. Todoroff. The Audit Committee met 6 times during the fiscal year.

The Board of Directors annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards. The Board of Directors has determined that Mr. Smith qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Smith’s level of knowledge and experience based on a number of factors, including his formal education and experience.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for the Company. The Compensation Committee reviews and approves corporate performance goals and objectives relevant to the compensation of the Company’s executive officers and other senior management; recommends to the Board for approval the compensation and other terms of employment of the Company’s Chief Executive Officer; recommends to the Board for approval the compensation and other terms of employment of the other executive officers, directors and senior managers; and administers the Company’s stock option and purchase plans, pension and profit sharing plans, stock bonus plans, deferred compensation plans and other similar programs. Three directors comprise the Compensation Committee: Messrs. Boynton, Todoroff and Meyer. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Compensation Committee met 4 times during the fiscal year.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board of Directors, making recommendations to the Board regarding the membership of the committees of the Board and assessing the performance of management and the Board. Our Nominating and Corporate Governance Committee charter is attached as Appendix A to our Proxy Statement for the 2004 Annual Meeting of Stockholders. Two directors comprise the Nominating and Corporate Governance Committee: Messrs. Boynton and Smith. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 4200(a)(15) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee did not meet during the fiscal year. During 2004, Nominating and Corporate Governance matters were addressed during regularly scheduled meetings of the Board.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, skills, and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

At this time, the Nominating and Corporate Governance Committee does not consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

MERGERS AND ACQUISITIONS COMMITTEE

The Mergers and Acquisitions Committee of the Board of Directors reviews and evaluates potential opportunities for strategic business combinations, acquisitions, mergers, dispositions, divestitures and similar transactions and provides guidance to management and the Board of Directors with respect to such opportunities. Two directors comprise the Mergers and Acquisitions Committee: Rick L. Smith and Douglas M. Todoroff. The Mergers and Acquisitions Committee met 9 times during the fiscal year.

MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors met 7 times during the last fiscal year. Each Board member attended 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Historically, Progressive has not adopted a formal process for stockholder communications with the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe our responsiveness to stockholder communications to the Board has been excellent. Nevertheless, during the upcoming year the Nominating and Corporate Governance Committee will give full consideration to the adoption of a formal process for stockholder communications with the Board and, if adopted, publish it promptly and post it to Progressive’s website. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Progressive’s Corporate Secretary at 920 Pilot Road, Las Vegas, Nevada 89119.

CODE OF ETHICS

Progressive has adopted a Code of Ethics and Business Conduct that applies to all officers, directors and employees. The Code of Ethics and Business Conduct is available on our website at www.Progressive.com in connection with “Investor Relations” materials. If the Company makes any substantive amendments to the Code of Ethics and Business Conduct or grants any waiver from a provision of the Code to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS*

The Board of Directors of Progressive is committed to the accuracy and integrity of its financial reporting. The Audit Committee takes an involved and active role in delivering on this commitment.

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process. The Committee’s function is more fully described in its charter, which the Board has adopted. The Committee reviews the charter on an annual basis. The Board annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the Committee meets that standard.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company’s independent auditors, BDO Seidman, LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2004 with the Company’s management and has discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, BDO Seidman, LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with BDO Seidman, LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Rick L. Smith, Chairman

Terrance W. Oliver, Member

Douglas M. Todoroff, Member

*	The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission (the “SEC”), and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), whether made before or after the date hereof without regard to any general incorporation language contained in such filing.

PROPOSAL 2

APPROVAL OF 2005 EQUITY INCENTIVE PLAN

On November 6, 1993, the Company adopted a Stock Option Plan (the “Employee Plan”) for the issuance of shares of its common stock to the Company’s officers, employees and certain other persons. To date, an aggregate of 4,000,000 shares of the Company’s common stock have been allocated to the Employee Plan. As of March 31, 2005, options (net of canceled or expired options) covering an aggregate of 3,997,597 shares of the Company’s common stock had been granted under the Employee Plan. Only 2,403 shares of common stock (plus any shares that might in the future be returned to the Employee Plan as a result of cancellations or expiration of options) remained available for future grant under the Employee Plan.

On March 26, 2003, the Company adopted an Employee Stock Incentive Plan (the “Restricted Stock Plan”) and reserved an aggregate of 500,000 shares of its common stock for issuance as restricted stock grants to the Company’s officers and employees. As of March 31, 2005, restricted stock grants (net of canceled or expired grants) covering an aggregate of 493,641 shares of the Company’s common stock had been granted under the Restricted Stock Plan. Only 6,359 shares of common stock (plus any shares that might in the future be returned to the Restricted Stock Plan as a result of cancellations or expiration of grants) remained available for future grant under the Restricted Stock Plan.

In January of 2005, because of the limited number of shares remaining under the Employee Plan, the Company adopted a New Hire Equity Incentive Plan (the “New Hire Plan”) for the granting of stock options and other equity incentives to persons who were not previously employees or directors of the Company, as an inducement material to the individual’s entering into employment with the Company (within the meaning of Rule 4350(i)(1)(A) of the NASD Marketplace Rules). An aggregate of 750,000 shares of the Company’s common stock were reserved for issuance under the New Hire Plan and, to date, options covering an aggregate of 100,000 shares have been granted under the New Hire Plan.

In April 2005, the Board adopted the 2005 Equity Incentive Plan (the “2005 Plan”), subject to stockholder approval. You are being asked to approve the adoption of the 2005 Plan as a replacement for the Employee Plan, the Restricted Stock Plan and the New Hire Plan (collectively, the “Terminated Plans”). The affirmative vote of the holders of a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on this Proposal 2 will be required to approve the 2005 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

A copy of the 2005 Plan has been filed with the SEC in connection with the filing of this proxy statement. The essential features of the 2005 Plan are outlined below. This outline is only a summary of these features and you are encouraged to read the entire 2005 Plan, which is available through the SEC’s website at www.sec.gov.

GENERAL

The 2005 Plan provides for the grant of the following:

•	Incentive stock options, as defined the Internal Revenue Code of 1986, as amended (the “Code”), which may be granted solely to our employees, including officers; and

•	Nonstatutory stock options, stock appreciation rights, stock bonus awards, stock purchase awards, stock unit awards and other stock awards (collectively “stock awards”), which may be granted to our directors, consultants and employees, including officers.

Incentive stock options granted under the 2005 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the 2005 Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” on page 16 for a discussion of the tax treatment of stock awards.

PURPOSE

The Board adopted the 2005 Plan to provide a means by which our employees, directors and consultants (and the employees, directors and consultants of any of our parent or subsidiary designated by the Board to participate in the 2005 Plan) may be given an opportunity to purchase shares of our common stock, to assist us in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of our business and the business of our affiliates. All of the approximately 420 employees, directors and consultants of Progressive and its affiliates are eligible to participate in the 2005 Plan.

ADMINISTRATION

The Board administers the 2005 Plan. Subject to the provisions of the 2005 Plan, the Board has the power to construe and interpret the 2005 Plan and to determine the persons to whom and the dates on which stock awards will be granted, the number of shares of our common stock to be subject to each stock award, the time or times during the term of each stock award within which all or a portion of such award may be exercised, the type of consideration, the exercise price of options granted under the 2005 Plan, and other terms of the stock award and to adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2005 Plan by employees, directors or consultants who are foreign nationals or employed outside the United States.

The Board has the power, which it has not yet exercised, to delegate administration of the 2005 Plan to a committee composed of not fewer than one member of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act. As used herein with respect to the 2005 Plan, the “Board” refers to any committee the Board appoints as well as to the Board itself. Subject to certain limitations, the Board may also delegate to one or more or officers of Progressive, the authority to do one or both of the following (i) designate officers and employees of Progressive to be recipients of stock awards and (ii) determine the number of shares of common stock to be subject to such stock awards granted to such officers and employees of Progressive. Such officer would be able to grant only the number of stock awards specified by the Board, and such officer would not be allowed to grant a stock award to himself or herself.

The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be “outside directors.” The 2005 Plan provides that, in the Board’s discretion, directors serving on the committee may be “outside directors” within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of the Progressive or its affiliates, (ii) former employees of Progressive or an affiliate receiving compensation for past services (other than benefits under a tax-qualified pension 2005 Plan), (iii) current and former officers of Progressive or its affiliates, (iv) directors currently receiving direct or indirect remuneration from Progressive or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an “outside director” for purposes of Section 162(m).

STOCK SUBJECT TO THE 2005 PLAN

Subject to this Proposal 2, effective as of the date of the 2005 Annual Meeting of Stockholders, an aggregate number of shares of common stock equal to 3% of our total outstanding shares of as of May 31, 2005 will be reserved for issuance under the 2005 Plan. In addition, the number of shares reserved under the 2005 Plan shall be increased from time to time by the number of shares of common stock that (i) are issuable pursuant to stock awards outstanding under the Terminated Plans as of the effective date of the 2005 Plan and (ii) but for the termination of the Terminated Plans as of the date of the 2005 Annual Meeting of Stockholders, would otherwise have reverted to the share reserves of the Terminated Plans. Furthermore, the number of shares of common stock available for issuance under the 2005 Plan shall automatically increase on May 31st of each year, commencing in 2006 and ending in (and including) 2008, in an amount equal to three percent (3%) of the total number of shares of our common stock outstanding on that date. Prior to May 31st of each year, the Board may act to provide that there shall be no increase in the share reserve for such year, or to reduce the increase in the share reserve for such year. The number of shares available for issuance under the 2005 Plan will be reduced by: (i) one (1) share for each share of common stock covered by an option or stock appreciation right; and (ii) one and seven-tenths (1.7) shares for each share of common stock issued pursuant to other stock awards.

If stock awards granted under the 2005 Plan expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2005 Plan at the rate of (i) one (1) share for each share of common stock covered by an option or stock appreciation right; and (ii) one and seven-tenths (1.7) shares for each share of common stock issued pursuant to other stock awards. If Progressive reacquires unvested stock issued under the 2005 Plan, the reacquired stock will again become available for reissuance under the 2005 Plan at the same rate. If any shares subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a “net exercise”, the number of shares that are not delivered to the participant shall not remain available for the grant of awards under the 2005 Plan. If the exercise of any stock award is satisfied by tendering shares of common stock held by the participant, the number of shares tendered shall not be available for the grant of awards under the 2005 Plan. Shares issued under the 2005 Plan may be previously unissued shares or reacquired shares bought on the market or otherwise. The maximum number of shares that may be issued under the 2005 Plan subject to incentive stock options is 6,000,000.

ELIGIBILITY

Incentive stock options may be granted under the 2005 Plan only to employees (including officers) of Progressive and its affiliates. Employees (including officers), directors, and consultants of both Progressive and its affiliates are eligible to receive all other types of awards under the 2005 Plan.

No incentive stock option may be granted under the 2005 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Progressive or any our affiliates, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of common stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the 2005 Plan and all other such plans of Progressive and its affiliates) may not exceed $100,000.

No employee may be granted options or stock appreciation rights under the 2005 Plan exercisable for more than 2,000,000 shares of common stock during any calendar year (“Section 162(m) Limitation”).

OPTIONS

The following is a description of the permissible terms of options under the 2005 Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant and, in some cases (see “Eligibility” above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see “Eligibility” above), may not be less than 110% of fair market value. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See “Federal Income Tax Information” below. As of April 22, 2005, the closing price of Progressive’s common stock as reported on the Nasdaq National Market was $12.54 per share.

Acceptable consideration for the purchase of common stock issued pursuant to an option granted under the 2005 Plan will be determined by the Board and may include cash, common stock previously owned by the optionee, the net exercise of the option, consideration received in a “cashless” broker-assisted sale, according to a deferred payment or similar arrangement with the optionee (with interest compounding at least annually and charged at the minimum rate of interest to avoid adverse tax and financial accounting consequences) and any other legal consideration approved by the Board.

Option Exercise. Options granted under the 2005 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2005 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Progressive to repurchase unvested shares should the participant’s service terminate before vesting. To the extent provided by the terms of an option, Progressive may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by requiring a cash payment upon exercise, by withholding a portion of the stock otherwise issuable to the participant upon exercise or by such other method as may be set forth in a specific option agreement.

Term. The maximum term of options under the 2005 Plan shall be seven (7) years. However, the maximum term of incentive stock options under the 2005 Plan in certain cases (see “Eligibility”) is five years.

Termination of Service. Options under the 2005 Plan generally terminate three months after termination of the option recipient’s service unless (i) such termination is due to the recipient’s permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the option recipient dies before the recipient’s service has terminated, or within the period specified in the option agreement, if any, after termination of such service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the recipient’s death) within 18 months of the option recipient’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

The option term generally is not extended in the event that exercise of the option within these periods is prohibited. A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions on Transfer. Generally, unless the Board determines otherwise, options are not transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death.

STOCK PURCHASE OR BONUS AWARDS

Stock purchase or bonus awards are granted through a stock purchase or bonus award agreement.

Payment. Subject to certain limitations, the purchase price for stock purchase or bonus awards, which is determined by the Board, must be at least the par value of our common stock. The purchase price of stock acquired pursuant to a stock purchase agreement under the 2005 Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) pursuant to a deferred payment arrangement, (ii) by past services rendered to Progressive, or (iii) in any other form of legal consideration acceptable to the Board. The Board may award stock bonuses in consideration of past services without a purchase payment.

Vesting. Common stock under a stock purchase or bonus award agreement may be subject to a share repurchase option or forfeiture right in Progressive’s favor, each in accordance with a vesting schedule. If a recipient’s service relationship with Progressive terminates, Progressive may reacquire or receive via forfeiture all of the shares of Progressive common stock issued to the recipient pursuant to a stock purchase or bonus award that have not vested as of the date of termination. The Board has the power to accelerate the vesting of stock acquired under a stock purchase or bonus award agreement.

Restrictions on Transfer. Rights under a stock bonus or stock bonus agreement may be transferred only as expressly authorized by the terms of the applicable stock bonus or stock purchase agreement so long as the common stock awarded pursuant to the grant remains subject to the terms of the original award agreement.

STOCK UNIT AWARDS

Stock unit awards are granted through a stock unit award agreement. The consideration to be paid by a recipient of a stock unit award, if any, will be determined by the Board, and may be payable in any form acceptable to the Board and permitted under applicable law. The Board may impose any restrictions or conditions upon the vesting of stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Stock unit awards may be settled in shares of our common stock, in cash, in any combination of the two or in any other form of legal consideration approved by the Board. Dividend equivalents may be credited in respect of shares covered by a stock unit award, as determined by the Board. At the discretion of the Board, such dividend equivalents may be converted into additional shares covered by the stock unit award. If a stock unit award recipient’s service relationship with us terminates, any unvested portion of the stock unit award is forfeited upon the recipient’s termination of service.

STOCK APPRECIATION RIGHTS

The 2005 Plan broadly authorizes the grant of stock appreciation rights, subject to such terms and conditions as the Board may determine at the time of grant. The participant is entitled to receive, upon exercise, an appreciation distribution equal to the fair market value of that number of shares equal to the number of share equivalents in which the participant is vested under the stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the stock appreciation rights. Appreciation distributions payable upon exercise of stock appreciation rights may, at the Board’s discretion, be made in cash, in shares of stock or a combination thereof. The Board may impose any restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. If a stock appreciation right recipient’s relationship with us, or any of our affiliates, ceases for any reason, the recipient may exercise any vested stock appreciation right up to three months following cessation of service, unless the terms of the stock appreciation right agreement provide for earlier termination.

OTHER STOCK AWARDS

Other forms of stock awards based on shares of our common stock may be granted either alone or in addition to other awards available under the 2005 Plan. Subject to the provisions of the 2005 Plan, the Board has sole and complete authority to determine the persons to whom and the time or times at such other awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other awards.

ADJUSTMENT PROVISIONS

Transactions not involving receipt of consideration by us, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of our common stock subject to the 2005 Plan and outstanding awards, including awards outstanding under our terminated plans. In that event, the 2005 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of our common stock subject to the 2005 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of our common stock subject to such awards.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

In the event of certain corporate transactions, all outstanding stock awards under the 2005 Plan may be assumed, continued or substituted for by any surviving entity. If the surviving entity does not assume, continue or substitute for such awards, then the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full and such awards will be terminated if not exercised prior to the effective date of the corporate transaction. An award may be subject to acceleration of vesting in the event of a change in control as may be provided in the applicable stock award agreement or other written agreement between the award recipient and us. The acceleration of an award in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Progressive.

The 2005 Plan provides that, in the event of Progressive’s dissolution or liquidation, all outstanding stock awards (other than outstanding and vest stock awards that are not subject to Progressive’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation and Progressive may repurchase any shares of our common stock that are subject to Progressive’s right of repurchase. The Board may, at its sole discretion, cause some or all of the stock awards to become fully vested before the dissolution or liquidation is completed but contingent on its completion.

DURATION, AMENDMENT AND TERMINATION

The Board may suspend or terminate the 2005 Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the 2005 Plan will terminate in 2010. The Board will have authority to amend the 2005 Plan. No amendment or termination of the 2005 Plan shall adversely affect any rights under awards already granted to a participant unless agreed to by the affected participant. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Internal Revenue Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, Progressive will obtain stockholder approval of any such amendment to the 2005 Plan in such a manner and to such a degree as may be required.

FEDERAL INCOME TAX INFORMATION

Incentive Stock Options. Incentive stock options under the 2005 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the participant or to us by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any. If a participant holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss if the participant held the stock for more than one year.

Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the purchase and sale. The participant’s additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, we will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options. No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Generally, with respect to employees, we will be required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to participants who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Purchase Awards and Stock Bonus Awards. Upon the grant of a stock purchase award or stock bonus award which is unvested and subject to reacquisition by us in the event of the participant’s termination of service prior to vesting in those shares, the participant will not recognize any taxable income at the time of issuance, but will have to report as ordinary income, as and when our reacquisition right lapses, an amount equal to the fair market value of the shares on the date the repurchase right lapses. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of issuance an amount equal to the fair market value of the shares on the date of issuance. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the reacquisition right lapses. Generally, with respect to employees, we will be required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock acquired upon the receipt of a stock purchase award or stock bonus award, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon issuance (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

Restricted Stock Unit Awards. No taxable income is recognized upon receipt of a restricted stock unit award. In general, the participant will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance provided that any deferred issuance of the shares beyond the vesting date complies with the requirements of Section 409A of the Code. Generally, with respect to employees, we will be required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the participant in the year of such exercise. Generally, with respect to employees, we will be required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Potential Limitation on Our Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to awards, when combined with all other types of compensation received by one of our covered employees, may cause this limitation to be exceeded in any particular year.

Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation.

In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and either (i) the plan contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the award is approved by stockholders.

Stock purchase awards, stock bonus awards and stock unit awards will qualify as performance-based compensation under the Treasury Regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount — or formula used to calculate the amount — payable upon attainment of the performance goal).

EFFECTIVE DATE OF 2005 PLAN; TERMINATION OF THE TERMINATED PLANS

The 2005 Plan will become effective upon stockholder approval of this Proposal 2. Upon the effectiveness of the 2005 Plan, the Terminated Plans will be terminated and no further equity awards will be granted under the Terminated Plans.

PROPOSAL 3

APPROVAL OF DIRECTOR STOCK OPTION PLAN, AS AMENDED

On November 6, 1993, the Company adopted a Director Stock Option Plan (the “Director Plan”) and reserved an aggregate of 150,000 shares of its common stock for issuance to the Company’s non-employee directors. To date, an aggregate of 500,000 shares of the Company’s common stock have been allocated to the Director Plan. The Director Plan by its terms will expire on November 6, 2013 unless extended. As of March 31, 2005, options (net of canceled or expired options) covering an aggregate of 494,000 shares of the Company’s common stock had been granted under the Director Plan. Only 6,000 shares of common stock (plus any shares that might in the future be returned to the Director Plan as a result of cancellations or expiration of options) remained available for future grant under the Director Plan.

In April, 2005, the Board amended the Director Plan, subject to stockholder approval, to increase the number of shares of common stock authorized for issuance under the Director Plan from a total of 500,000 shares to a total of 700,000 shares. The Board believes that it will be handicapped in recruiting and retaining qualified Board members if it does not have a sufficient shares available for options under the Director Plan, particularly in light of the increasing time commitments and responsibilities attendant to Board participation following the enactment of the Sarbanes Oxley Act and revised Nasdaq Stock Market listing standards.

Stockholders are requested in this Proposal 3 to approve the amendment to the Director Plan. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the item will be required to approve the amendment to the Director Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

The essential features of the Director Plan are outlined below.

ELIGIBLE PARTICIPANTS.

The only persons eligible to receive options under the Director Plan are non-employee members of the Board, of which there presently are five.

CLASS OF OPTIONS.

Only non-qualified options may be granted under the Director Plan.

ADMINISTRATION OF THE PLAN.

The Director Plan is administered by the Board.

TERMS OF GRANTS UNDER DIRECTOR PLAN.

The Board has little discretion in determining the terms of grants made under the Director Plan. The Director Plan specifies the number of shares that may be optioned to each eligible director and the terms and exercise dates of the options, and these provisions cannot be changed without amending the Director Plan, which in turn requires shareholder approval. Under the Director Plan, each non-employee director receives (i) an option covering 20,000 shares upon their initial election to the Board, and (ii) in each succeeding calendar year, at the adjournment of the annual meeting of stockholders, an additional option to purchase 15,000 shares. The Director Plan further provides that all options will vest and become exercisable under the amended Director Plan at the rate of one forty-eighth (1/48) of the number of shares optioned each month, commencing one month after the date of grant. The exercise price of each share covered by an option granted under the Director Plan must be 100% of the fair market value of the common stock on the date the option is granted.

TERMINATION OF OPTIONS PRIOR TO EXPIRATION.

Any unexpired option of an optionee who ceases to be a member of the Board for any reason other than death or disability terminates at the earlier of 90 days after the date his or her directorship terminates or at the expiration date of the option. In case of an optionee’s death or permanent disability, any unexercised options terminate at the earlier of one year after the date of such event or at the expiration date of the option.

FEDERAL INCOME TAX INFORMATION

No taxable income is recognized by a participant upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the participant will recognize ordinary income equal to the excess, if any, of the fair market value of the purchased shares on the exercise date over the exercise price paid for those shares. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding income tax deduction in the tax year in which such ordinary income is recognized by the participant.

Upon disposition of the stock, the participant will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon acquisition of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides certain information with respect to all of the Progressive’s equity compensation plans in effect as of December 31, 2004.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)		(b)		(c)
Equity compensation plans approved by shareholders	2,756,364		$4.52		362,489
Equity compensation plans not approved by shareholders	660,000	(1)	$5.94	(2)	358,859

Total	3,416,364		$4.95		721,348

(1)	Amount includes warrants to purchase 660,000 shares of our common stock issued to various licensors which granted us rights to intellectual property. Does not include 750,000 shares of our common stock reserved for issuance pursuant to our New Hire Equity Incentive Plan, which our Board adopted in 2005 and which will be terminated upon approval by our stockholders of the 2005 Plan discussed in Proposal 2 above, 650,000 shares of common stock remain available for future issuance under the New Hire Plan, the terms of which are substantially similar to the 2005 Plan described above.
(2)	Amount includes 108,859 restricted shares, and 250,000 warrants to purchase our common stock.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2004 and December 31, 2003, by BDO Seidman, LLP, the Company’s principal accountant.

	Fiscal Year Ended
	2004	2003
Audit Fees (1)	$454,101	$299,000
Audit-Related Fees (2)	15,000	30,000
Tax Fees (3)	—	69,000
All Other Fees (4)	—	9,000

Total Fees	$469,101	$407,000

(1)	Audit Fees consist of fees billed by BDO Seidman, LLP for the audit of our consolidated financial statements and the review of our interim consolidated financial statements for fiscal 2004 and 2003 and audit of our internal controls for fiscal 2004.
(2)	Audit-Related Fees consist of the aggregate audit related fees billed by BDO Seidman, LLP for services rendered primarily in connection with the audit of our benefit plan.
(3)	Tax Fees consist of the aggregate tax fees billed by BDO Seidman, LLP for tax preparation services and other tax services.
(4)	All Other Fees consist of the aggregate of all other fees billed by BDO Seidman, LLP primarily for meetings with state regulators during the fiscal year ended December 31, 2003.

All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent auditor, BDO Seidman, LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service.

The Audit Committee has determined that the rendering of the services other than audit services by BDO Seidman, LLP is compatible with maintaining the principal accountant’s independence.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of April 25, 2005 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its common stock.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
Five Percent Stockholders
Dennis A. Garcia	1,117,850	5.02%
2501 Waverly Circle
Henderson, NV 89014

Directors and Named Executive Officers(2)
Russel H. McMeekin(3)	253,157	1.09%
Michael A. Sicuro(3)	87,208	*
Robert J. Parente(3)	103,256	*
Michael Dreitzer(3)	63,991	*
Peter Boynton(3)	17,125	*
Terrance W. Oliver(3)	463,041	1.98%
James E. Meyer(3)	48,124	*
Douglas M. Todoroff(3)	102,803	*
Neil Crossan(3)	36,291	*
Rick L. Smith(3)	9,584	*

All executive officers and directors as a group (11 persons)(3)	1,190,815	4.93%

*	Less than one percent.
(1)	This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 22,952,182 shares outstanding on April 25, 2005 adjusted as required by rules promulgated by the SEC.
(2)	The mailing address of each person named in this table, whose address is not otherwise provided, is c/o Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada 89119, except as provided above.
(3)	Includes shares which certain executive officers, directors and principal stockholders of the Company have the right to acquire within 60 days of April 25, 2005 pursuant to outstanding options, and warrants and shares that vest within 60 days of April 25, 2005 pursuant to outstanding restricted stock grants, as follows: Mr. McMeekin, 43,123 shares pursuant to outstanding options and 41,667 shares pursuant to restricted stock grants; Mr. Sicuro, 1,875 shares pursuant to outstanding options; Mr. Dreitzer, 937 shares pursuant to outstanding options and 9,449 shares pursuant to restricted stock grants; Mr. Parente, 12,599 shares pursuant to restricted stock grants; Mr. Boynton, 5,292 shares pursuant to outstanding options; Mr. Oliver, 10,962 shares pursuant to outstanding options; Mr. Meyer, 8,625 shares pursuant to outstanding options; Mr. Todoroff, 10,958 shares pursuant to outstanding options; Mr. Smith, 2,917 shares pursuant to outstanding options; Mr. Crossan, 2,082 shares pursuant to outstanding options and all executive officers and directors as a group, 89,896 shares pursuant to outstanding options and 63,715 shares pursuant to restricted stock grants.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Progressive’s directors and executive officers, and persons who own more than ten percent of a registered class of Progressive’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Progressive. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to Progressive and written representations that no other reports were required, during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that 6 reports, covering an aggregate of 6 transactions, were filed late as follows: 2 were filed late by Mr. McMeekin, 2 were filed late by Mr. Dreitzer and 2 were filed late by Mr. Parente, all in connection with the vesting of restricted stock grants and related withholding of shares to satisfy tax obligations resulting from such vesting.

COMPENSATION OF DIRECTORS

Each non-employee director of the Company receives monthly and per-meeting fees as set forth below:

Retainer
Regular Member	$2,000 per month
Committee Chairmen	$4,000 per month
Chairman of the Board	$5,000 per month
Regular Board Meeting Fees
Regular members	$3,000 per meeting
Chairman of the Board	$5,000 per meeting
Committee Meeting Fees
Regular Members	$2,000 per meeting
Chairmen	$4,000 per meeting

In the fiscal year ended December 31, 2004, the total compensation paid to non-employee directors was $447,000. The members of the Board of Directors are also eligible for reimbursement for their expenses incurred in attending Board meetings in accordance with Company policy.

Each non-employee director of the Company also receives stock option grants under our Director Stock Option Plan (which shall be referred to as the “Directors’ Plan”). Only non-employee directors of the Company or an affiliate of such directors (as defined in the Internal Revenue Code) are eligible to receive options under the Directors’ Plan. Options granted under the Directors’ Plan are intended by the Company not to qualify as incentive stock options under the Internal Revenue Code.

Under the Director Plan, each non-employee director receives each year, immediately following the Company’s annual meeting of stockholders, a ten year option (vesting as to 1/48 of the optioned shares, cumulatively, each month following the grant) to purchase at one hundred percent (100%) of the fair market value at the date of grant 15,000 shares of our common stock. Directors who are not employees may participate in our executive medical plan and are eligible to be reimbursed for tax advisory services. Directors who are employees do not receive additional compensation for their services as directors.

During the last fiscal year, the Company granted options covering an aggregate of 154,000 shares to the non-employee directors of the Company, each at an exercise price per share of $4.50. The fair market value of such common stock on the date of grant was $4.50 per share (based on the closing sales price reported on the Nasdaq National Market for the date of grant). As of April 25, 2005, no options had been exercised under the Directors’ Plan.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

The following table shows for the fiscal years ended December 31, 2002, 2003 and 2004, compensation awarded or paid to, or earned by, the Company’s Chief Executive Officer and its other four most highly compensated executive officers at the fiscal year ended December 31, 2004 (the “Named Executive Officers”):

	Year	Annual Compensation			Long-Term Compensation Awards Number of Shares (3)		All Other Compensation ($)(4)
Name and Principal Position		Salary ($)(1)	Bonus ($)(1)	Other ($)(2)	Options (3)	Restricted Stock Awards (3)
Russel H. McMeekin (5) President and CEO	2004 2003 2002	426,923 406,923 253,077	264,000 225,000 80,000	19,772 50,056 5,066	100,000 — 200,000	100,000 125,000 —	316,669 25,249 25,000

Michael A. Sicuro (6) Executive Vice President and Chief Financial Officer	2004 2003 2002	254,903 — —	173,400 — —	191,054 — —	250,000 — —	100,000 — —	— — —

Robert J. Parente Executive Vice President — Sales and Marketing	2004 2003 2002	250,337 240,000 226,058	200,000 50,000 71,249	24,515 33,189 12,772	52,000 20,000 10,000	— 37,795 —	108,598 1,200 1,178

Michael Dreitzer (7) Executive Vice President and General Counsel	2004 2003 2002	211,414 172,114 166,803	132,300 122,400 —	28,505 58,362 20,444	28,000 12,500 22,500	— 28,347 —	81,448 — —

Neil Crossan Executive Vice President — International Division	2004 2003 2002	275,423 254,785 185,135	58,750 151,524 62,669	— — —	110,000 20,000 20,000	— — —	— — —

(1)	The amounts in the salary and bonus columns include gross compensation earned for each named executive for each year shown. The amounts in the salary column (a) include commissions, and (b) exclude the bonuses shown in the bonus column.
(2)	The amounts in the other annual compensation columns include (a) certain personal benefits such as automobile allowances, memberships and dues in various organizations, family medical expenses, relocation payments and (b) matching contributions under the Employee Investment Plan.
(3)	The stock options listed above were granted at an exercise price equal to the fair market value of the shares on the date the grant was made. The Company’s Restricted Stock Award Plan provides that the shares given under the plan shall not exceed an aggregate amount of 500,000 shares. Such shares shall only be granted to persons who are or have agreed to become an employee of Mikohn. Such grants, unless otherwise decided by the directors, shall expire ten (10) years from the date of the grant and are subject to certain vesting requirements as set forth in the Restricted Stock Award Plan.
(4)	Amounts in the “all other compensation” column represent the employer contributions under our 401(k) plan and the value of restricted stock that vested during the year (based on the closing price of our common stock on the date the awards vested).
(5)	Mr. McMeekin was appointed President and CEO in August 2002.
(6)	Mr. Sicuro was appointed Executive Vice President and Chief Financial Officer in January 2004.
(7)	Mr. Dreitzer was appointed Executive Vice President and General Counsel in November 2003.

STOCK OPTION GRANTS AND EXERCISES

The Company grants options to each of its executive officers under its Stock Option Plan, as amended. As of April 25, 2005, options to purchase a total of 2,863,000 shares were outstanding under the Employee Stock Option Plan, as amended, and options to purchase 2,403 shares remained available for grant under the plan. The amounts shown for the Named Executive Officers as potential realizable values of their respective options are based on arbitrarily assumed annualized rates of stock price appreciation of five percent (5%) and ten percent (10%) over the per share exercise prices of the optioned shares during the full terms of the options. No gain in the value of the optioned shares is possible without a corresponding increase in the stock price that will benefit all stockholders in proportion to their holdings. These potential realizable values are based solely on arbitrarily assumed rates of appreciation required by applicable Securities and Exchange Commission regulations. Actual gains, if any, are dependent on the future performance of our common stock. Potentially realizable values may not be achieved.

The following tables show for the fiscal year ended December 31, 2004, certain information regarding options granted to, exercised by, and held at year-end by, the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR

Name	Number of Shares Underlying Options Granted	% of Total Options Granted to Employees in Fiscal Year Ended 2004 (1)	Exercise Price $/Share (2)	Expiration Date	Potential Realizable Value (Net of Cost) at Assumed Annual Rates of Stock Price Appreciation for Option Term
					5%	10%
Russel H. McMeekin	100,000	8.27%	$5.07	2/25/14	$318,850	$808,027
Michael A. Sicuro	250,000	20.68%	4.84	1/15/14	760,962	1,928,428
Robert J. Parente	52,000	4.30%	5.07	2/25/14	165,802	420,174
Michael Dreitzer	28,000	2.32%	5.07	2/25/14	89,278	226,248
Neil Crossan	60,000	5.00%	5.07	2/25/14	191,310	484,816
	50,000	4.14%	7.41	11/4/14	233,005	590,482

(1)	Options granted under our Employee Stock Option Plan to all grantees totaled 1,209,000 in 2004.
(2)	The exercise price is the fair market value of our common stock on the date of the grant.

AGGREGATED FY-END OPTION/SAR VALUES

The following table sets forth information concerning the number and value of exercisable and unexercisable options held by each of the Named Executive Officers as of December 31, 2004. The value of unexercised in-the-money options at December 31, 2004 represents an amount equal to the difference between the closing price of our common stock on December 31, 2004 of $10.19 per share and the option exercise price, multiplied by the number of unexercised in-the-money options. An option is in the money if the fair value of the underlying shares exceeds the exercise price of the options.

Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Unexercisable/ Exercisable (2)(3)	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Unexercisable/ Exercisable (2)(4)
Russel H. McMeekin	-	-	220,000/80,000	572,520/209,280
Michael A. Sicuro	-	-	250,000/0	1,122,500/0
Robert J. Parente	-	-	78,000/72,000	362,310/334,440
Michael Dreitzer	-	-	76,000/24,500	384,332/123,897
Neil Crossan	-	-	138,959/11,041	693,405/55,095

(1)	Value realized is based on the fair market value of Progressive’s common stock on the date of exercise minus the exercise price without taking into account any taxes that may be payable in connection with the transaction.
(2)	Reflects shares vested and unvested at December 31, 2004. Certain options granted under the Plan are immediately exercisable, but are subject to Progressive’s right to repurchase unvested shares on termination of employment.
(3)	Includes both “in-the-money” and “out-of-the-money” options. “In-the-money” options are options with exercise prices below the market price of Progressive’s common stock at December 31, 2004.
(4)	Fair market value of the Company’s common stock at December 31, 2004 ($10.19) minus the exercise price of the options.

EMPLOYMENT, SEVERANCE AND CHANGE OF CONTROL AGREEMENTS

Russel H. McMeekin. The Company has an employment agreement with Mr. McMeekin dated January 1, 2005 providing for a base annual salary of $440,000, increasing $20,000 on August 15th of each year. In the event Mr. McMeekin is terminated without good cause or he terminates his employment for good reason (each as defined in his employment agreement), upon furnishing an effective waiver and release of claims to the Company, he will be entitled to a lump-sum cash termination payment equal to two times his then base salary, and his stock options will become fully vested.

Michael A. Sicuro. The Company has an employment agreement with Michael A. Sicuro that provides for an annual base salary of not less than $275,000 with annual increases of no less than 5%, and a combined signing bonus and moving allowance in the amount of $100,000. The agreement also included a grant of 250,000 stock options vested over a five-year period in accordance with Progressive’s Stock Option Plan, as well as a grant of 100,000 restricted shares vesting in accordance with Progressive’s Restricted Stock Plan. Mr. Sicuro shall also receive a monthly automobile allowance in the amount of $1,000 per month. In the event Mr. Sicuro is terminated other than for “Cause” or he terminates his employment for good reason (each as defined in his employment agreement), upon furnishing an effective waiver and release of claims to the Company, Progressive shall pay to him a sum equal to his base salary for the 18-month period immediately preceding such termination plus an amount equal to Mr. Sicuro’s COBRA health insurance premiums for the 18-month period immediately following such termination. In addition, Mr. Sicuro’s options shall fully vest at that time and the Company shall also reimburse him for reasonable expenses associated with outplacement employment activities and pay him the sum of $50,000 (including a “gross up” amount) for his relocation.

Robert J. Parente. The Company has an employment agreement with Mr. Parente that provides for an annual base salary of $250,000 with annual increases of no less than 5%. In the event Mr. Parente is terminated other than for “cause” or he terminates his employment for “good reason” (each as defined in his employment agreement), upon furnishing an effective waiver and release of claims to the Company, Progressive shall pay to him a sum equal to his base salary for the 12-month period immediately preceding such termination and his options shall fully vest at that time.

Michael Dreitzer. The Company has an employment agreement with Mr. Dreitzer that provides for an annual base salary of $210,000 with annual increases of no less than 5%. In the event Mr. Dreitzer is terminated other than for “cause” or he terminates his employment for “good reason” (each as defined in his employment agreement), upon furnishing an effective waiver and release of claims to the Company, Progressive shall pay to him a sum equal to his base salary in effect as of the date of termination and his options shall fully vest at that time.

Mr. McMeekin, Mr. Sicuro, Mr. Parente and Mr. Dreitzer all have “Change in Control” provisions in their Employment Agreements. For the purposes of their Agreements, a “Change in Control” of Progressive is defined as:

a. the acquisition by any person or entity of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, other than by virtue of a merger, consolidation or similar transaction;

b. a merger, consolidation or similar transaction involving the Company, immediately after which the stockholders of the Company immediately prior to the transaction do not own more than fifty percent (50%) of the combined outstanding voting power of the surviving entity or the parent of the surviving entity in the transaction, in each case in substantially the same proportions as their ownership immediately prior to the transaction;

c. a complete dissolution or liquidation of the Company;

d. a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than to an affiliate of the Company; or

e. a transition of the Company’s board of directors such that the “Incumbent Board” (as defined in the agreements) ceases to constitute at least a majority of the members of the Company’s board of directors.

Notwithstanding any agreement provisions to the contrary, for a period of twelve (12) months following a Change in Control, in the event of termination for reasons other than for “Cause”, or resignation for “Good Reason” as that term is defined in their respective employment agreement, the individual shall be entitled to receive a sum equal to three times his annualized Base Salary in the case of Mr. McMeekin, Mr. Sicuro and Mr. Dreitzer (and two times in the case of Mr. Parente) for the most recently completed calendar year, payable in a lump sum upon termination. At any point during the thirteenth month following a Change in Control, the individual shall be entitled to terminate the Agreement and receive a sum equal to the amount he would otherwise be entitled to pursuant to termination by Progressive other than for Cause at the time of such election.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

ON EXECUTIVE COMPENSATION*

Introduction

It is the responsibility of the Compensation Committee to establish and review Progressive’s executive compensation plans, programs and policies, to administer Progressive’s stock option plans, to monitor the performance and compensation of executive officers and to make recommendations to the Board of Directors with respect to executive compensation.

Compensation Policies

The Compensation Committee has adopted certain principles and policies regarding compensation for executive officers and other key employees. Progressive strives to offer competitive compensation opportunities for all employees based on each individual’s contribution and performance. The Compensation Committee recognizes that a successful executive compensation policy must provide competitive levels of compensation that integrate pay with personal and company performance, reward excellence, recognize individual initiative and achievement and assist Progressive in attracting and retaining qualified executives. The Compensation Committee believes that an executive compensation program should include three primary elements:

•	Annual base salary;

•	Annual incentive compensation; and

•	Long term incentive compensation.

The last category is particularly important for executive officers who are not large stockholders.

Compensation Philosophy

The goals of the compensation program are to align compensation with objective performance criteria of our business so as to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. Key elements of this philosophy are:

•	The Company pays competitively with gaming and/or technology companies with which the Company competes for talent. To ensure that pay is competitive, the Company regularly compares its pay practices with these companies and sets it pay parameters based on this review. The latest such review was conducted in 2004.

•	The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

•	The Company provides equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company’s business challenges and opportunities as owners and not just as employees.

Base Salary. With respect to the named executive officers listed in this proxy statement, the Committee has adopted a policy whereby each such officer’s respective employment terms provide for an automatic adjustment to base salary on an annual basis. This policy was adopted to provide greater certainty for the Company and the individual officers and reduce any distraction related to annual salary reviews. With respect to other executive

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof without regard to any general incorporation language contained in such filing.

officers of the Company, the Committee annually reviews each such officer’s base salary. When reviewing base salaries, the Committee considers individual and corporate performance, levels of responsibility, prior experience, breadth of knowledge and competitive pay practices.

Annual Incentives. In 2004, in an effort to provide greater clarity surrounding the objective performance criteria of our business by which compensation would be measured, the Company adopted an Incentive Compensation Plan for its executive officers (the “2004 Incentive Compensation Plan”). The Incentive Compensation Plan adopted for 2005 provides similar target levels for revenue, EBITDA and earnings per share, as well as related potential cash bonus payments, option grants and restricted stock awards. For Mr. Russel McMeekin, President and Chief Executive Officer, Mr. Michael A. Sicuro, Executive Vice President, Chief Financial Officer, Treasurer and Secretary and Mr. Mike Dreitzer, Executive Vice President and General Counsel, the 2004 Incentive Compensation Plan provided certain target levels for revenue, EBITDA and earnings per share which, if reached, would result in bonus awards, as well as specific stock option grants and restricted stock awards (with the exception that Mr. Dreitzer’s plan did not contemplate a grant of restricted stock). For Mr. McMeekin, the cash bonus award would be either 60% or 125% of his base salary, for Mr. Sicuro 60% or 100% and for Mr. Dreitzer 60% or 80%. For Robert J. Parente, Executive Vice President, Sales and Neil Crossan, Executive Vice President, International, the 2004 Incentive Compensation Plan contained sales targets which, if reached, would result in cash payment awards. After the end of the year, the Committee evaluates the degree to which the Company and individual performance objectives have been satisfied, and awards incentive compensation based on each participant’s performance against those objectives. Awards are paid in cash, and distributions are made following the performance year.

Long-Term Incentives. The Company objectives consist of operating, strategic and financial goals that are considered to be critical to the Company’s fundamental long-term goal — building stockholder value. Consistent with that long-term goal, we included in the 2004 Incentive Compensation Plan three-year cumulative targets for Mr. McMeekin and Mr. Sicuro for revenue, EBITDA and earnings per share which, if reached would result in one-time bonus awards of 100% or 150% for Mr. McMeekin and 80% or 125% for Mr. Sicuro, of their respective base salaries, as well as additional grants of stock options and restricted stock. The Company’s long-term incentive program also consists of equity grants for executive officers from the Company’s equity incentive plans. There is also a Director Stock Option plan to help provide further incentives to Directors to guide the Company towards long-term stockholder value. The option program utilizes vesting periods to encourage key employees to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term stockholder value. Grants are made at 100% of fair market value on the date of grant. Executives receive value from these grants only if the Company’s common stock appreciates over the long-term.

The Employee Stock Incentive Plan also utilizes vesting periods (three years together with stock price appreciation criteria) to encourage key employees to continue in the employ of the Company. As vesting does not occur unless there is significant appreciation in the stock from the date of grant, these restricted stock awards are another manner in which executives receive significant equity incentives to build long-term stockholder value.

The size of option and/or restricted stock grants are determined based on competitive practices at leading companies in the gaming and/or technology industry and the Company’s philosophy of significantly linking executive compensation with stockholder interests.

Certain Agreements

Details of individual employment agreements between Progressive and each of the named executive officers are set forth in this Proxy Statement under “Employment and Change in Control Agreements.”

Corporate Performance and Chief Executive Officer Compensation

In November 2004, the Committee reviewed the overall compensation structure in place for Mr. McMeekin, including the then-existing term of his employment agreement, severance and change of control benefits and overall equity position in the Company in view of competitive practices at leading companies in the gaming and/or technology industries and the Company’s philosophy of significantly linking executive compensation with stockholder interests. After consideration of various factors related to Mr. McMeekin’s equity position in the Company, the Committee and board of directors approved an special restricted stock grant to Mr. McMeekin of 100,000 shares. In addition, effective as of January 1, 2005, the Company entered into an amended and restated employment agreement with Mr. McMeekin that provides for continued employment until either the Company or Mr. McMeekin terminate the agreement. A description of the terms of this employment agreement is set forth under “Employment and Change in Control Agreements” above.

In his amended and restated employment agreement, Mr. McMeekin’s base salary was continued at the rate in effect as of the end of fiscal year 2004, or $440,000. This amount was estimated to provide an annual cash compensation level competitive with a selected group of gaming and/or technology companies. In setting this amount, the Committee took into account (i) the scope of Mr. McMeekin’s responsibility, and (iii) the Board’s confidence in Mr. McMeekin to lead the Company’s continued development.

As discussed above, for Mr. McMeekin the 2004 Incentive Compensation Plan provided certain target levels for revenue, EBITDA and earnings per share which, if reached, would result in bonus awards of either 60% or 125% of his base salary, as well as specific stock option grants and restricted stock awards. For 2004, the target corporate objectives under the 2004 Incentive Compensation Plan were satisfied such that Mr. McMeekin was entitled to a bonus of $264,000, a stock option grant of 50,000 shares and a restricted stock grant of 25,000 shares.

Deductibility of Executive Compensation

The Compensation Committee has not established a policy with respect to qualifying compensation paid to Progressive’s executive officers for deductibility under Section 162(m) of the Code because there has been no need for such a policy and no immediate need is seen. Progressive has advised the Compensation Committee that it believes all compensation payable under the existing employment agreements with executive officers will qualify for deduction under such Section.

Conclusion

Through the plans described above, a significant portion of the Company’s compensation program and Mr. McMeekin’s compensation is contingent on Company performance, and realization of benefits is closely linked to increases in long-term stockholder value. The Company remains committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of the Company’s business may result in highly variable compensation for a particular time period.

Compensation Committee

Douglas M. Todoroff, Chairman

Peter G. Boynton, Member

James E. Meyer, Member

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The membership of the Compensation Committee of our Board of Directors in 2004 consisted of Messrs. Todoroff, Boynton and Meyer. No member of the Compensation Committee is now or ever was an officer or employee of Progressive. None of our executive officers serves as a member of the Compensation Committee of the Board of Directors of an entity whose executive officer is a member of our Compensation Committee.

PERFORMANCE MEASUREMENT COMPARISON*

The following graph shows the total stockholder return of an investment of $100 in cash on December 31, 1999 for (i) the Company’s common stock, (ii) the Standards & Poor’s 500 Index (the “S&P 500”) and (iii) an industry manufacturing peer group selected by the Company (the “Peer Group”). All values assume reinvestment of the full amount of all dividends and are calculated as of December 31 of each year:

(1)	$100 invested on 12/31/99 in stock or index-including reinvestment of dividends. Fiscal year ending December 23.
(2)	The Peer Group includes companies that management selected because we believe they are comparable to us in the lines of business they are engaged in and because they include our principal competitors. The companies included in the Peer Group in addition to the Company are Alliance Gaming Corporation; GTECH Holdings Corp.; International Game Technology; Gaming Partners International Corporation; Scientific Games Corp; Shuffle Master, Inc. and WMS Industries Inc.

Copyright © 2002, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof without regard to any general incorporation language contained in such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Progressive Gaming International Corporation stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Corporate Secretary, Progressive Gaming International Corporation; 920 Pilot Road, Las Vegas, Nevada 89119 or contact Investor Relations at (702) 896-3890. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Michael A. Sicuro

Secretary

May 2, 2005

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2004 is available without charge upon written request to: Corporate Secretary, Progressive Gaming International Corporation, 920 Pilot Road, Las Vegas, Nevada 89119.

Appendix A

MIKOHN GAMING CORPORATION

2005 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: APRIL 26, 2005

APPROVED BY THE STOCKHOLDERS:                     , 2005

TERMINATION DATE: APRIL 26, 2015

1.	GENERAL.

(a) Successor and Continuation of Prior Plans. The Plan is intended as the successor to the Company’s Stock Option Plan, Employee Stock Incentive Plan and New Hire Equity Incentive Plan (collectively, the “Prior Plans”). Following the effective date of this Plan, no additional stock awards shall be granted under the Prior Plans. All outstanding stock awards granted under the Prior Plans shall remain subject to the terms of the Prior Plans. Any shares subject to outstanding stock awards granted under the Prior Plans that expire or terminate for any reason prior to exercise or settlement shall be added to the share reserve of this Plan and become available for issuance pursuant to Stock Awards granted hereunder. All Stock Awards granted subsequent to the effective date of this Plan shall be subject to the terms of this Plan.

(b) Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are Employees, Directors and Consultants.

(c) Available Stock Awards. The Plan provides for the grant of the following Stock Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Purchase Awards, (iv) Stock Bonus Awards, (v) Stock Appreciation Rights, (vi) Stock Unit Awards, and (vii) Other Stock Awards.

(d) General Purpose. The Company, by means of the Plan, seeks to secure and retain the services of the group of persons eligible to receive Stock Awards, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such eligible recipients may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards.

2.	DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a) “Accountant” means the independent registered public accounting firm appointed by the Company.

(b) “Affiliate” means (i) any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, and (ii) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The Board shall have the authority to determine (i) the time or times at which the ownership tests are applied, and (ii) whether “Affiliate” includes entities other than corporations within the foregoing definition.

(c) “Board” means the Board of Directors of the Company.

(d) “Capitalization Adjustment” has the meaning ascribed to that term in Section 11(a).

(e) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur;

(iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, on the date this Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

The term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

Notwithstanding the foregoing or any other provision of this Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means a committee of one (1) or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

(h) “Common Stock” means the common stock of the Company.

(i) “Company” means Mikohn Gaming Corporation, a Nevada corporation.

(j) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the Board of Directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(k) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service. For example, a change in status from an employee of the Company to a consultant to an Affiliate or to a Director shall not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave. Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence.

(l) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least ninety percent (90%) of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m) “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(n) “Director” means a member of the Board.

(o) “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code.

(p) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan.

(q) “Entity” means a corporation, partnership or other entity.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company,

(iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(t) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith.

(u) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(v) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(w) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(x) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(y) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(z) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(aa) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(bb) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 7(e).

(cc) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(dd) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(ee) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(ff) “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(gg) “Plan” means this Mikohn Gaming Corporation 2005 Equity Incentive Plan.

(hh) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ii) “Securities Act” means the Securities Act of 1933, as amended.

(jj) “Stock Appreciation Right” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 7(d).

(kk) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

(ll) “Stock Award” means any right granted under the Plan, including an Option, a Stock Purchase Award, Stock Bonus Award, a Stock Appreciation Right, a Stock Unit Award, or an Other Stock Award.

(mm) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(nn) “Stock Bonus Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(b).

(oo) “Stock Bonus Award Agreement” means a written agreement between the Company and a holder of a Stock Bonus Award evidencing the terms and conditions of a Stock Bonus Award grant. Each Stock Bonus Award Agreement shall be subject to the terms and conditions of the Plan.

(pp) “Stock Purchase Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(a).

(qq) “Stock Purchase Award Agreement” means a written agreement between the Company and a holder of a Stock Purchase Award evidencing the terms and conditions of a Stock Purchase Award grant. Each Stock Purchase Award Agreement shall be subject to the terms and conditions of the Plan.

(rr) “Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 7(c).

(ss) “Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Stock Unit Award evidencing the terms and conditions of a Stock Unit Award grant. Each Stock Unit Award Agreement shall be subject to the terms and conditions of the Plan.

(tt) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than fifty percent (50%).

(uu) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate.

3.	ADMINISTRATION.

(a) Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee, as provided in Section 3(c).

(b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine from time to time (1) which of the persons eligible under the Plan shall be granted Stock Awards; (2) when and how each Stock Award shall be granted; (3) what type or combination of types of Stock Award shall be granted; (4) the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive cash or Common Stock pursuant to a Stock Award; and (5) the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person.

(ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii) To amend the Plan or a Stock Award as provided in Section 12.

(iv) To terminate or suspend the Plan as provided in Section 13.

(v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(vi) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by individuals who are foreign nationals or employed outside the United States.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. In the sole discretion of the Board, the Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may (1) delegate to a committee of one or more members of the Board who need not be Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code, and/or (2) delegate to a committee of one or more members of the Board who need not be Non-Employee Directors the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the number of shares of Common Stock that may be issued pursuant to Stock Awards initially shall not exceed, in the aggregate, a number of shares equal to 3% of the Company’s total outstanding shares of Common Stock as of May 31, 2005. An increase in the share reserve under the Plan shall be added once each calendar year on May 31 (each such day, a “Calculation Date”) for a period of three (3) years, commencing with May 31, 2006 and ending on (and including) May 31, 2008, in an amount equal to the lesser of (i) three percent (3.0%) of the shares of Common Stock outstanding on each such Calculation Date (rounded down to the nearest whole share), or (ii) such number of shares of Common Stock as the Board shall determine. The share reserve under the Plan also shall be increased from time to time by a number of shares equal to the number of shares of Common Stock that (i) are issuable pursuant to options or stock awards outstanding under any of the Prior Plans as of the effective date of the Plan (as determined pursuant to Section 14 below) and (ii) but for the termination of the Prior Plans as of the effective date of the Plan, would otherwise have reverted to the share reserve of the applicable Prior Plan pursuant to the provisions thereof. Subject to Section 4(b), the number of shares available for issuance under the Plan shall be reduced by: (i) one (1) share for each share of stock issued pursuant to (A) an Option granted under Section 6, or (B) a Stock Appreciation Right granted under Section 7(d) with respect to which the strike price is at least one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant; and (ii) one and seven tenths (1.7) shares for each share of Common Stock issued pursuant to (A) a Stock Purchase Award, Stock Bonus Award, Stock Unit Award, or Other Stock Award granted under Section 7, or (B) a Stock Appreciation Right granted under Section 7(d) with respect to which the strike price is less than one hundred percent (100%) of the Fair Market Value of the underlying Common Stock on the date of grant.

(b) Reversion of Shares to the Share Reserve.

(i) Shares Available For Subsequent Issuance. If any (i) Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, (ii) shares of Common Stock issued to a Participant pursuant to a Stock Award are forfeited to or repurchased by the Company at their original exercise or purchase price pursuant to the Company’s reacquisition or repurchase rights under the Plan, including any forfeiture or repurchase caused by the failure to meet a contingency or condition required for the vesting of such shares, or (iii) Stock Award is settled in cash, then the shares of Common Stock not issued under such Stock Award, or forfeited to or repurchased by the Company, shall revert to and again become available for issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because the Stock Award is exercised through a reduction of shares subject to the Stock Award (i.e., “net exercised”) or an appreciation distribution in respect of a Stock Appreciation Right is paid in shares of Common Stock, the number of shares subject to the Stock Award that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If any shares subject to a Stock Award are not delivered to a Participant because such shares are withheld in satisfaction of the withholding of taxes incurred in connection with the exercise of an Option, Stock Appreciation Right, or the issuance of shares under a Stock Purchase Award, Stock Bonus Award, or Stock Unit Award, the number of shares that are not delivered to the Participant shall not remain available for subsequent issuance under the Plan. If the exercise price of any Stock Award is satisfied by tendering shares of Common Stock held by the Participant (either by actual delivery or attestation), then the number of shares so tendered shall not be available for subsequent issuance under the Plan. To the extent there is issued a share of Common Stock pursuant to a Stock Award that counted as one and seven tenths (1.7) shares against the number of shares available for issuance under the Plan pursuant to Section 4(a) and such share of Common Stock again becomes available for issuance under the Plan pursuant to this Section 4(b)(i), then the number of shares of Common Stock available for issuance under the Plan shall increase by one and seven tenths (1.7) shares.

(ii) Incentive Stock Option Limit. Notwithstanding anything to the contrary in this Section 4(b), subject to the provisions of Section 11(a) relating to Capitalization Adjustments the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options shall be six million (6,000,000) shares of Common Stock.

(c) Source of Shares. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants.

(b) Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c) Section 162(m) Limitation. Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, at such time as the Company may be subject to the applicable provisions of Section 162(m) of the Code, no Employee shall be eligible to be granted during any calendar year Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least one hundred percent (100%) of the Fair Market Value of the

Common Stock on the date the Stock Award is granted covering more than two million (2,000,000) shares of Common Stock.

(d) Consultants. A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other rule governing the use of Form S-8.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates shall be issued for shares of Common Stock purchased on exercise of each type of Option. The provisions of separate Options need not be identical; provided, however, that each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a) Term. No Option shall be exercisable after the expiration of seven (7) years from the date of grant, or such shorter period specified in the Option Agreement; provided, however, that an Incentive Stock Option granted to a Ten Percent Stockholder shall be subject to the provisions of Section 5(b).

(b) Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(c) Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner consistent with the provisions of Section 424(a) of the Code.

(d) Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board shall have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The methods of payment permitted by this Section 6(d) are:

(i) by cash or check;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; provided further, that shares of Common Stock will no longer be outstanding under an Option and will not be exercisable thereafter under such Option to the extent that (i) shares are used to pay the exercise price of such Option pursuant to the “net exercise,” (ii) shares are delivered to the Participant as a result of such exercise, and/or (iii) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board.

(e) Transferability of Options. The Board may, in its sole discretion, impose such limitations on the transferability of Options as the Board shall determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options shall apply:

(i) Restrictions on Transfer. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

(ii) Domestic Relations Orders. Notwithstanding the foregoing, an Option may be transferred pursuant to a domestic relations order.

(iii) Beneficiary Designation. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form provided by or otherwise satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Vesting of Options Generally. The total number of shares of Common Stock subject to an Option may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(f) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(g) Termination of Continuous Service. In the event that an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(h) Extension of Termination Date. An Optionholder’s Option Agreement may provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, or (ii) the expiration of the term of the Option as set forth in the Option Agreement.

(i) Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(j) Death of Optionholder. In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death, but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, after the

Optionholder’s death, the Option is not exercised within the time specified herein or in the Option Agreement (as applicable), the Option shall terminate.

(k) Early Exercise. The Option may include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Board determines to be appropriate. The Company shall not be required to exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following exercise of the Option unless the Board otherwise specifically provides in the Option.

7.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a) Stock Purchase Awards. Each Stock Purchase Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Purchase Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Purchase Award Agreements may change from time to time, and the terms and conditions of separate Stock Purchase Award Agreements need not be identical; provided, however, that each Stock Purchase Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Purchase Price. At the time of the grant of a Stock Purchase Award, the Board will determine the price to be paid by the Participant for each share subject to the Stock Purchase Award. To the extent required by applicable law, the price to be paid by the Participant for each share of the Stock Purchase Award will not be less than the par value of a share of Common Stock.

(ii) Consideration. At the time of the grant of a Stock Purchase Award, the Board will determine the consideration permissible for the payment of the purchase price of the Stock Purchase Award. The purchase price of Common Stock acquired pursuant to the Stock Purchase Award shall be paid either: (i) in cash or by check at the time of purchase, or (ii) in any other form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(iii) Vesting. Shares of Common Stock acquired under a Stock Purchase Award may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv) Termination of Participant’s Continuous Service. In the event that a Participant’s Continuous Service terminates, the Company shall have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Stock Purchase Award Agreement. At the Board’s election, the price paid for all shares of Common Stock so repurchased or reacquired by the Company may be at the lesser of: (i) the Fair Market Value on the relevant date, or (ii) the Participant’s original cost for such shares. The Company shall not be required to exercise its repurchase or reacquisition option until at least six (6) months (or such longer or shorter period of time necessary to avoid a charge to earnings for financial accounting purposes) have elapsed following the Participant’s purchase of the shares of stock acquired pursuant to the Stock Purchase Award unless otherwise determined by the Board or provided in the Stock Purchase Award Agreement.

(v) Transferability. Rights to purchase or receive shares of Common Stock granted under a Stock Purchase Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Purchase Award Agreement, as the Board shall determine in its sole discretion, and so long as Common Stock awarded under the Stock Purchase Award remains subject to the terms of the Stock Purchase Award Agreement.

(b) Stock Bonus Awards. Each Stock Bonus Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Stock Bonus Award lapse; or (ii) evidenced by a certificate, which certificate shall be held in such form and manner as determined by the Board. The terms and conditions of Stock Bonus Award Agreements may change from time to time, and the terms and conditions of separate Stock Bonus Award Agreements need not be identical; provided, however, that each Stock Bonus Award Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Stock Bonus Award may be awarded in consideration for (i) past services rendered to the Company or an Affiliate, or (ii) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under a Stock Bonus Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. In the event a Participant’s Continuous Service terminates, the Company may receive via a forfeiture condition, any or all of the shares of Common Stock held by the Participant which have not vested as of the date of termination of Continuous Service under the terms of the Stock Bonus Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Stock Bonus Award Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Stock Bonus Award Agreement, as the Board shall determine in its sole discretion, so long as Common Stock awarded under the Stock Bonus Award Agreement remains subject to the terms of the Stock Bonus Award Agreement.

(c) Stock Unit Awards. Each Stock Unit Award Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The terms and conditions of Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Stock Unit Award Agreements need not be identical; provided, however, that each Stock Unit Award Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Stock Unit Award, the Board may impose such restrictions or conditions on the vesting of the Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Stock Unit Award to a time following the vesting of such Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Unit Award, as determined by the Board and contained in the Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Stock Unit Award credited by reason of such dividend equivalents will be subject to all the terms and conditions of the underlying Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Stock Unit Award Agreement, such portion of the Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(d) Stock Appreciation Rights. Each Stock Appreciation Right Agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Stock Appreciation Rights may be granted as stand-alone Stock Awards or in tandem with other Stock Awards. The terms and conditions of Stock Appreciation Right Agreements may change from time to time, and the terms and conditions of separate Stock Appreciation Right Agreements need not be identical; provided, however, that each Stock Appreciation Right

Agreement shall include (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Term. No Stock Appreciation Right shall be exercisable after the expiration of seven (7) years from the date of grant, or such shorter period specified in the Stock Appreciation Right Agreement.

(ii) Strike Price. Each Stock Appreciation Right will be denominated in shares of Common Stock equivalents. The strike price of each Stock Appreciation Right granted as a stand-alone or tandem Stock Award shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock equivalents subject to the Stock Appreciation Right on the date of grant.

(iii) Calculation of Appreciation. The appreciation distribution payable on the exercise of a Stock Appreciation Right will be not greater than an amount equal to the excess of (i) the aggregate Fair Market Value (on the date of the exercise of the Stock Appreciation Right) of a number of shares of Common Stock equal to the number of share of Common Stock equivalents in which the Participant is vested under such Stock Appreciation Right, and with respect to which the Participant is exercising the Stock Appreciation Right on such date, over (ii) the strike price that will be determined by the Board at the time of grant of the Stock Appreciation Right.

(iv) Vesting. At the time of the grant of a Stock Appreciation Right, the Board may impose such restrictions or conditions to the vesting of such Stock Appreciation Right as it, in its sole discretion, deems appropriate.

(v) Exercise. To exercise any outstanding Stock Appreciation Right, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vi) Payment. The appreciation distribution in respect of a Stock Appreciation Right may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and set forth in the Stock Appreciation Right Agreement evidencing such Stock Appreciation Right.

(vii) Termination of Continuous Service. In the event that a Participant’s Continuous Service terminates, the Participant may exercise his or her Stock Appreciation Right (to the extent that the Participant was entitled to exercise such Stock Appreciation Right as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the Stock Appreciation Right Agreement), or (ii) the expiration of the term of the Stock Appreciation Right as set forth in the Stock Appreciation Right Agreement. If, after termination, the Participant does not exercise his or her Stock Appreciation Right within the time specified herein or in the Stock Appreciation Right Agreement (as applicable), the Stock Appreciation Right shall terminate.

(e) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock may be granted either alone or in addition to Stock Awards provided for under Section 6 and the preceding provisions of this Section 7. Subject to the provisions of the Plan, the Board shall have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

8.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards.

(b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

9.	USE OF PROCEEDS FROM SALES OF COMMON STOCK.

Proceeds from the sale of shares of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

10.	MISCELLANEOUS.

(a) Acceleration of Exercisability and Vesting. The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b) Stockholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c) No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or other instrument executed thereunder or in connection with any Stock Award granted pursuant to the Plan shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(e) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(f) Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; or (iii) by such other method as may be set forth in the Stock Award Agreement.

(g) Electronic Delivery. Any reference herein to a “written” agreement or document shall include any agreement or document delivered electronically or posted on the Company’s intranet.

11.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a) Capitalization Adjustments. If any change is made in, or other events occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the effective date of the Plan set forth in Section 14 without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company (each a “Capitalization Adjustment”)), the Board shall appropriately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 4(b), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Section 5(c), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase option may be repurchased by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service, provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions shall apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in a written agreement between the Company or any Affiliate and the holder of the Stock Award:

(i) Stock Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the Plan or may substitute similar stock awards for Stock Awards outstanding under the Plan (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution shall be set by the Board in accordance with the provisions of Section 3(b).

(ii) Stock Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, if applicable, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii) Stock Awards Held by Former Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) shall not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to the Company’s right of repurchase) shall terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv) Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (i) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award, over (ii) any exercise price payable by such holder in connection with such exercise.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration shall occur.

12.	AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a) Amendment of Plan. Subject to the limitations of applicable law, the Board at any time, and from time to time, may amend the Plan. However, stockholder approval shall be required for any amendment of the Plan that (i) materially increases the number of shares of Common Stock available for issuance under the Plan, (ii) materially expands the class of individuals eligible to receive Stock Awards under the Plan, (iii) materially increases the benefits accruing to Participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan, or (v) expands the types of Stock Awards available for issuance under the Plan.

(b) Stockholder Approval. The Board, in its sole discretion, may submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees.

(c) Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d) No Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

(e) Amendment of Stock Awards. The Board, at any time and from time to time, may amend the terms of any one or more Stock Awards, including, but not limited to, amendments to provide terms more favorable than previously provided in the Stock Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that the rights under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the affected Participant, and (ii) such Participant consents in writing.

13.	TERMINATION OR SUSPENSION OF THE PLAN.

(a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on April 26, 2005. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant.

14.	EFFECTIVE DATE OF PLAN.

The Plan shall become effective upon approval by the Company’s stockholders.

15.	CHOICE OF LAW.

The law of the State of Nevada shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

MIKOHN GAMING CORPORATION

DIRECTOR STOCK OPTION PLAN

AS AMENDED AND RESTATED

1. PURPOSE

The purpose of the Mikohn Gaming Corporation Director stock Option Plan is to further the interests of Mikohn Gaming Corporation, a Nevada corporation (the “Company”), by encouraging and enabling the non-employee members of the Company’s Board of Directors to acquire and retain a proprietary interest in the Company by ownership of its stock through the exercise of non-qualified stock options to be granted hereunder.

2. DEFINITIONS

Whenever used herein, the following terms shall have the following meaning, respectively:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

(c) “Common Stock” shall mean the Company’s Common Stock, $0.10 par value.

(d) “Company” shall mean Mikohn Gaming Corporation, a Nevada corporation.

(e) “Fair Market Value Per Share” of the Common Stock on any date shall mean, if the Common Stock is publicly traded, the mean between the highest and lowest quoted selling prices of the Common Stock on such date or if not available, the mean between the bona fide bid and asked prices of the Common Stock on such date. In any situation not covered above, or if there were no sales on the date in question, the Fair Market Value Per Share shall be determined by the Board in accordance with Section 20.2031-2 of the Federal Estate Tax Regulations.

(f) “Option” shall mean an option granted under the Plan which is designated as a non-qualified stock option and which does not qualify as an incentive stock option within the meaning of Section 422 of the Code.

(g) “Optionee” shall mean any person who has been granted an Option under the Plan.

(h) “Plan” shall mean the Mikohn Gaming Corporation Director Stock Option Plan, as amended.

3. ADMINISTRATION

(a) The Plan shall be administered by the Board. Subject to the provisions of the Plan, the Board shall have the authority to construe and interpret the Plan, to define the terms used therein, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be conclusive and binding on all Optionees and on their guardians, legal representatives and beneficiaries.

(d) The Company shall indemnify and hold harmless the members of the Board from and against any and all liabilities, costs and expenses incurred by such persons as a result of any act, or omission to act, in connection with the performance of such persons’ duties, responsibilities and obligations under the Plan, other than such liabilities, costs and expenses as may result from the negligence, bad faith, willful misconduct or criminal acts of such persons.

4. NUMBER OF SHARES SUBJECT TO PLAN

The aggregate number of shares of Common Stock subject to Options which may be granted under the Plan shall not exceed 700,000. The shares of Common Stock to be issued upon the exercise of Options may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of the Plan.

5. ELIGIBILITY

The persons eligible to receive Options under the Plan are the non-employee members of the Board.

6. GRANTS

(a) Each person who becomes a non-employee member of the Board automatically shall be granted, as of the date of his or her election or appointment to the Board, an option to purchase 20,000 shares of Common Stock, subject to the terms and conditions described herein.

(b) Each non-employee member of the Board who has been granted an Option under section 6(a) automatically shall be granted in each succeeding calendar year, effective as of the adjournment of the annual meeting of stockholders, an additional Option to purchase 15,000 shares of Common Stock, subject to the terms and conditions described herein.

(c) Subject to stockholder approval of this Plan, as amended and restated to include this section 6(c), Peter Boynton, James E. Meyer and Rick L. Smith shall be granted, effective as of the adjournment of the 2004 annual meeting of stockholders, additional Options to purchase 24,000, 40,000 and 15,000 shares of Common Stock, respectively, subject to the terms and conditions described herein.

7. PURCHASE PRICE

The purchase price of each share covered by each Option shall be 100% of the Fair Market Value Per Share of the Common Stock on the date the Option is granted.

8. DURATION OF OPTIONS

The expiration date of each Option shall be 10 years from the date on which the Option was granted, and shall be subject to earlier termination as provided herein.

9. EXERCISE OF OPTIONS

(a) An Option shall not vest and be exercisable until one month after the date the Option was granted. On the date that is one month after the date the Option was granted, the Option shall vest and become exercisable as to one forty-eighth (1/48) of the shares covered by the Option, and each month thereafter the Option shall vest and become exercisable as to an additional one forty-eighth (1/48) of the shares covered by the Option. An Optionee may purchase less than the total number of shares for which the Option is exercisable, provided that a partial exercise of an Option (i) may not be for less than 100 shares unless the exercise is during the final year of the Option, and (ii) shall not include any fractional shares. As a condition to the exercise, in whole or in part, of any Option, the Company may in its sole discretion require the Optionee to pay, in addition to the purchase price of the shares covered by the Option, an amount equal to any federal, state of local taxes that the Company has determined are required to be paid in connection with the exercise of such Option in order to enable the Company to claim a deduction or otherwise.

(b) No Option will be exercisable (and any attempted exercise will be deemed null and void) if such exercise would create a right of recovery for “short- swing profits” under Section 16(b) of the Securities Exchange Act of 1934, as amended. This Section 9(b) is intended to protect persons subject to Section 16(b) against inadvertent violation of Section 16(b) and shall not apply with respect to any particular exercise of an Option if expressly waived in writing by the Optionee at the time of such exercise.

10. METHOD OF EXERCISE

(a) To the extent that an Option has become exercisable, the Option may be exercised from time to time by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full, by cash or by certified or cashier’s check payable to the order of the Company or the equivalent thereof acceptable to the Company, of the purchase price for the number of shares being purchased and, if applicable, any federal, state or local taxes required to be paid in accordance with the provisions of Section 9(a) hereof.

(b) Payment of the purchase price for the shares with respect to which the Option is being exercised may be made in whole or in part with shares of Common Stock. If payment is made with shares of Common Stock, the Optionee, or other person entitled to exercise the Option, shall deliver to the Company certificates representing the number of shares of Common Stock in payment for the shares being purchased, duly endorsed for transfer to the Company. If requested by the Company, prior to the acceptance of such certificates in payment for such shares, the Optionee, or any other person entitled to exercise the Option, shall supply the Company with a representation and warranty in writing that he has good and marketable title to the shares represented by the certificate(s), free and clear of all liens and encumbrances. The value of the shares of Common Stock tendered in payment for the shares being purchased shall be their Fair Market Value Per Share on the date of the exercise.

(c) Notwithstanding the foregoing, the Company shall have the right to postpone the time of delivery of the shares for such period as may be required for it to comply, with reasonable diligence, with any applicable listing requirements of any national securities exchange or any federal, state or local law. If an Optionee, or other person entitled to exercise an Option, fails to accept delivery of or fails to pay for all or any portion of the shares requested in the notice of exercise, upon tender of delivery thereof, the Company shall have the right to terminate his or her Option with respect to such shares.

11. NON-TRANSFERABILITY OF OPTIONS

No Option granted under the Plan shall be assignable or transferable by the Optionee, either voluntarily or by operation of law, otherwise than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee’s lifetime only by the Optionee.

12. TERMINATION OF DIRECTORSHIP OTHER THAN BY DEATH OR PERMANENT DISABILITY

If an Optionee ceases to be a member of the Board for any reason other than his or her death or permanent disability, any Options granted to such Optionee shall terminate 90 days from the date on which such directorship terminates. During such 90-day period, the Optionee may exercise any Option granted to him or her, but only to the extent such Option was exercisable on the date of termination of the directorship and provided that such Option has not expired or otherwise terminated as provided herein.

13. DEATH OR PERMANENT DISABILITY OF OPTIONEE

If an Optionee ceases to be a member of the Board by reason of death or permanent disability, any Option granted to such Optionee shall terminate one year after the date of termination of the directorship due to death or permanent disability unless by its terms it shall expire before such date or otherwise terminate as provided herein, and shall only be exercisable to the extent that it would have been exercisable on the date of termination of the directorship due to death or permanent disability. In the case of death, the Option may be exercised by the person or persons to whom the Optionee’s rights under the Option shall pass by will or by the laws of descent and distribution.

14. STOCK PURCHASE NOT FOR DISTRIBUTION

Each Optionee shall, by accepting the grant of an Option under the Plan, represent and agree, for himself and his or her transferees by will or the laws of descent and distribution, that all shares of stock purchased upon exercise of the Option will be received and held without a view to distribution except as may be permitted by the

Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. After each notice of exercise of any portion of an Option, if requested by the Company, the person entitled to exercise the Option shall agree in writing that the shares of stock are being acquired in good faith without a view to distribution.

15. PRIVILEGES OF STOCK OWNERSHIP

No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to any shares of Common Stock issuable upon exercise of such Option until such person has become the holder of record of such shares. No adjustment shall be made for dividends or distributions of rights in respect of such shares if the record date is prior to the date on which such person becomes the holder of record, except as provided in Section 16 hereof.

16. ADJUSTMENTS

(a) If the number of outstanding shares of Common Stock is increased or decreased or if such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, combination of shares or other similar transaction, the aggregate number of shares of Common Stock subject to the Plan as provided in Section 4 hereof and the shares of Common Stock subject to issued and outstanding Options under the Plan shall be appropriately and proportionately adjusted by the Board. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security covered by the Option. No adjustment shall be made on account of any transaction or event not specifically set forth in this Section 16(a), including without limitation the issuance of Common Stock for consideration.

(b) Notwithstanding the provision of Section 16(a), upon the dissolution or liquidation of the Company or upon any reorganization, merger or consolidation with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation or entity, the Board may take such action, if any, as it in its discretion may deem appropriate to accelerate the time within which and the extent to which Options may be exercised, to terminate Options at or prior to the date of any such event, or to provide for the assumption of Options by surviving, consolidated, successor or transferee corporations.

(c) Adjustments under this Section 16 shall be made by the Board, whose determination as to which adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan or in connection with any such adjustment.

17. AMENDMENT AND TERMINATION OF PLAN

(a) The Board may from time to time, with respect to any shares at the time not subject to Options, suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be approved by a majority of the outstanding shares of the Company if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares of Common Stock which may be issued under the Plan, except as permitted under the provisions of Section 16 hereof, or (iii) materially modify the requirements as to eligibility for participation in the Plan. Notwithstanding the foregoing, the provisions of Sections 5, 6 and 7 hereof may not be amended more than once every six months, other than to conform with changes in the Code.

(b) No amendment, suspension or termination of the Plan shall, without the consent of the Optionee, alter or impair in a manner adverse to the Optionee any rights or obligations under any Option theretofore granted to such Optionee.

(c) The terms and conditions of any Options granted to an Optionee may be modified or amended only by a written agreement executed by the Optionee and the Company.

18. EFFECTIVE DATE OF PLAN

The Plan share become effective upon original adoption by the Board and approval by the Company’s stockholders of the original adoption of the Plan; provided, however, that prior to such approval by the Company’s stockholders, but after the original adoption by the Board, Options may be granted under the Plan subject to obtaining the stockholders’ approval.

19. TERM OF PLAN

No option shall be granted pursuant to the Plan after November 6, 2013.

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2005

The undersigned hereby appoints Michael A. Sicuro and Russel H. McMeekin, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Mikohn Gaming Corporation, d/b/a Progressive Gaming International Corporation (the “Company”) which the undersigned may be entitled to vote at the 2005 Annual Meeting of Stockholders of the Company to be held at the Company’s executive offices located at 920 Pilot Road, Las Vegas, Nevada 89119 on Wednesday, June 22, 2005 at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be dated and signed on the other side)

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED BELOW.

PROPOSAL 1: To elect two directors to hold office until the 2008 Annual Meeting of Stockholders.

[ ]	FOR all nominees listed below (except as marked to the contrary below).	[ ]	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees: Peter G. Boynton and Russel H. McMeekin

Instructions: To withhold authority to vote for any nominee(s) write such nominee(s)’ name(s) below:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 AND 3.

PROPOSAL 2: To approve and adopt the Company’s 2005 Equity Incentive Plan.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

PROPOSAL 3: To approve the Company’s Director Stock Option Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance under the plan by 200,0000 shares.

[ ]	FOR	[ ]	AGAINST	[ ]	ABSTAIN

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Dated:

SIGNATURE(S)

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.